Exhibit 10.19

                              FORBEARANCE AGREEMENT
                              ---------------------

          THIS FORBEARANCE AGREEMENT (this "Agreement") is entered into as of January 1, 2006, by and among IMPERIAL PETROLEUM RECOVERY CORPORATION ("IPRC") and SUCCESSOR IN INTEREST TO MOBIL OIL CORPORATION ("Successor").

                                   BACKGROUND

     A. IPRC is indebted to Successor pursuant to an Agreement dated October 6, 1999 (the "Original Agreement") between IPRC and Mobil Technology corporation ("MTC"), pursuant to which MTC provided IPRC with a security deposit of one million United States Dollars (US $1,000,000) (the "Security Deposit"), which Security Deposit IPRC was obligated to repay on August 10, 2003, together with accrued interest thereon as specified in the Original Agreement.

     B. As security  for its  obligation  to repay the  Security  Deposit,  IPRC
granted  MTC  a  security   interest  in  the   Torrance  MST   Equipment   (the
"Collateral").

     C. On or about December 6, 2002, MTC assigned all of its rights and remedies under the Original Agreement, including its security interest in the Collateral, to Successor .

     D. On or about June 8, 2004, Successor and IPRC entered into a Security Deposit Payment Forbearance Agreement (the "First Forbearance Agreement"), whereby, inter alia, IPRC agreed to repay the Security Deposit in six installments, and Successor agreed to forbear its immediate collection of the Security Deposit.

     E. IPRC has failed to honor its payment obligations under the First Forbearance Agreement, as a result of which Successor is entitled to terminate its agreement to forbear thereunder and take certain other actions, as set forth therein.

     F. IPRC has advised Successor that it is unable to repay the full amount of the Security Deposit and that if full payment is required, IPRC it may be compelled to liquidate and/or seek protection under the bankruptcy laws of the United States. IPRC has requested that Successor forgive a portion of the Indebtedness (as defined below) and that it continue to forbear in accordance with the terms and conditions set forth herein.

     G. Unless otherwise defined herein, all capitalized terms used but not defined herein shall have the meaning ascribed to them in the Original Agreement and/or the First Forbearance Agreement.

          NOW, THEREFORE, in consideration of the foregoing and of the agreements and mutual covenants set forth below, for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

     Section 1. Acknowledgement of Indebtedness. IPRC acknowledges and confirms that it is justly indebted to Successor in the total principal amount of U.S. $1,000,000, together with accrued, unpaid interest thereon as provided for in the Original Agreement (the "Indebtedness"); and IPRC is in default of its obligations to Successor under both the Original Agreement and the First Forbearance Agreement.

     Section 2. Repayment. IPRC shall pay Successor the total sum of $500,000 in US. Dollars, in immediately available funds, remitted by wire transfer or bank draft as set forth in Section 11(1), as follows:

               (a) On or before March 1, 2006, IPRC shall pay Successor the sum of $200,000.

               (b) On or before March 31, 2006, IPRC shall pay Successor the sum of $75,000.

               (c) On or before June 30, 2006, IPRC shall pay Successor the sum of $75,000.

               (d) On or before September 30, 2006, IPRC shall pay Successor the sum of $75,000.

               (e) On or before December 31, 2006, IPRC shall pay Successor the sum of $75,000.

     Section 3. Satisfaction of Indebtedness. So long as no Event of Default has occurred hereunder, and all payments required to be made hereunder have been made as and when due, and in accordance with this Agreement (the "Termination Date"), Successor shall forgive the balance of the Indebtedness, including all interest accrued and accruing thereon, and the Indebtedness shall be deemed satisfied and released, and IPRC shall have no further obligations to Successor on account of the Indebtedness, and Successor shall release all liens on and other security interests in the Collateral.

     Section 4. Forbearance. So long as no Event of Default has occurred hereunder, Successor shall forbear in the exercise of its rights and remedies to collect the Indebtedness; provided, however, that if any Event of Default under this Agreement shall have occurred, this Agreement shall terminate and Successor shall be free to exercise immediately all of its rights and remedies to collect the Indebtedness, and any and all other amounts owed to Successor for any reason whatsoever, including without limitation, all applicable interest, costs and fees, all of which Successor expressly reserves.

     Section 5. Agreements and Covenants by IPRC.

          (a) Limitations on Dividends. Until the Termination Date, IRPC agrees that, without Successor 's express prior written consent, it shall not pay any dividend or other distribution (whether in cash, securities or other property) with respect to any capital stock or other equity interest of IPRC, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such capital stock or other equity interest, or on account of any return of capital to the stockholders, partners or members of IPRC.

          (b) Limitations on Security Interests. IPRC shall not grant any other security interest or enter into any further pledge or encumbrance of any of its assets or properties without the prior written consent of Successor .

          (c) Other Information. IPRC shall deliver to Successor in form and detail satisfactory to Successor , promptly after any request, copies of such additional information regarding the business, financial or corporate affairs of IPRC, or compliance with the terms of this Agreement, as Successor may from time to time reasonably request.

          (d) Preservation of Existence. IPRC shall preserve, renew and maintain in full force and effect its legal existence and good standing under the laws of the jurisdiction of its organization.

          (e) Books and Records. IPRC shall maintain proper books of record and account, in which full, true and correct entries in conformity with GAAP consistently applied shall be made of all financial transactions and matters involving its assets and business.

          (f) Inspection Rights. IPRC shall permit representatives and independent contractors of Successor to examine its corporate, financial and operating records, and make copies thereof or abstracts therefrom, and to discuss its affairs, finances and accounts with its directors, officers, and independent public accountants, at such reasonable times during normal business hours and as often as may be reasonably desired; provided, however, that when a Default or Event of Default exists Successor (or any of its representatives or independent contractors) may do any of the foregoing at the expense of IPRC at any time and without advance notice.

     Section 6. Acknowledgments, Representations and Warranties. IPRC hereby acknowledges, agrees, warrants and represents that:

          (a) It is a corporation duly organized and existing, and in good standing, under the laws of the State of Nevada.

          (b) It has full power and authority to execute, deliver and perform this Agreement, and this Agreement is a legal, valid and binding obligation of IPRC, enforceable against IPRC in accordance with its terms.

          (c) This Agreement and all documents and agreements to be executed and delivered pursuant to the terms hereof, have been duly authorized by all requisite corporate action on the part of IPRC.

          (d) Notwithstanding the stated amount of the Indebtedness as set forth in Section 1, IPRC further acknowledges that in the event any payment made prior to or after the date hereof on account of the Indebtedness is subject to any action to avoid or rescind same (whether as a preference or otherwise), such Indebtedness shall be increased by the amount of any such avoided payment, together with any costs incurred by Successor in connection with such action(s).

          (e) The Indebtedness is secured by a security interest (the "Security Interest") in the Collateral. IPRC has good title to the Collateral, free and clear of liens, except for the Security Interest granted to Successor . IPRC confirms and affirms its previous grant to Successor of the Security Interest. The Security Interest is valid, enforceable, has been perfected and shall remain in full force and effect. IPRC will not contest or seek to set aside or avoid the Security Interest.

          (f) To the extent any defenses, set-offs or counterclaims exist, IPRC hereby waive any and all defenses, set-offs and counterclaims that they may have or claim to have which relate to or arise from the Indebtedness and to the exercise by Successor of its rights and remedies under applicable law.

          (g) All statements, representations and warranties that IPRC has made or will make to Successor contained in this Agreement, or in any document, agreement or other writing delivered pursuant to this Agreement, or otherwise made pursuant to or this Agreement, are and will continue to be true, correct and complete in all respects, as of the date when made.

     Section 7. Events of Default. The occurrence of any one or more of the following events shall constitute an immediate "Event of Default" under this Agreement without notice or right to cure, unless otherwise provided:

          (a) IPRC's failure to timely comply with any term, condition, undertaking or covenant contained in this Agreement;

          (b) Any representation or warranty made by IPPC herein, or in any other documents or instruments executed or delivered (or confirmed and ratified) by IPRC in connection herewith, proves to be false or misleading in any material respect;

          (c) IPRC institutes or commences any action or any legal or equitable proceeding seeking to rescind, amend, alter, revoke, terminate, or otherwise modify the provisions of this Agreement; and

          (d) The commencement of any bankruptcy, reorganization, debt arrangement, or other case or proceeding under any state or federal bankruptcy or insolvency law, or any dissolution or liquidation proceeding by IPRC or involuntarily commenced against or in respect of IPRC (collectively, a "Bankruptcy Proceeding").

     Section 8. Remedies. Upon the occurrence of an Event of Default hereunder, the entire Indebtedness shall be due and payable to Successor , along with Successor 's costs of collection, including reasonable attorneys' fees, and Successor may exercise any and all remedies available to it, at law or in equity.

     Section 9. Stay Relief.

          (a) As consideration for Successor's forbearance in accordance with this Agreement, should IPRC be the subject of a Bankruptcy Proceeding, then IPRC irrevocably consents and agrees that Successor shall be granted immediate relief from the automatic stay provided by section 362(a) of the United States Bankruptcy Code, 11 U.S.C. ss. 362(a), or any similar stay or injunctive relief provided for under any other form of Bankruptcy Proceeding (the "Stay"), so that Successor may exercise its rights and remedies in and to the Collateral and otherwise under this Agreement without further order of any court, and IPRC shall not contest Successor 's entitlement to such relief.

          (b) IPRC is aware that there may be case law which holds that such pre-petition consent to relief from Stay may be unenforceable. IPRC hereby agrees that in any Bankruptcy Proceeding, it will be deemed to have rejected and disavowed any such case law. IPRC further agrees and acknowledges that Successor is providing it with valuable consideration under this Agreement; that Successor is foregoing the exercise of its rights and remedies; that Successor would be prejudiced if this consent to Stay relief were not enforced in such Bankruptcy Proceeding; that IPRC's other creditors, if any, will not be prejudiced by enforcement of this waiver, but rather have been benefited by Successor 's willingness to enter into this Agreement; and that, but for IPRC's agreement to allow Successor to have relief from the Stay, Successor would not have entered into this Agreement.

          (c) As consideration for Successor's forbearance in accordance with this Agreement, should IPRC offer additional equipment and/or products for sale to Successor or any of its affiliates, then IPRC shall not offer such equipment and/or products at a purchase price that is less favorable than the purchase price of such equipment and /or products offered to third parties. If IPRC enters into an agreement with a third party for equipment and/or products that is more favorable than the terms and conditions for like equipment and/or products then Successor or its affiliates shall be entitled to the benefit of the more favorable terms; provided however, that Successor or its affiliates is not then in default of any payment obligation to IPRC.

     Section 10. Option to Refund Payments. In the event that a Bankruptcy Proceeding is commenced by or against IPRC within ninety (90) days after Successor 's receipt of a payment or payments pursuant to this Agreement, then, at its sole option, Successor may return the amount of such payment or payments to IPRC or its bankruptcy estate, and proceed instead to exercise its rights and remedies in and to the Collateral.

     Section 11. Miscellaneous.

          (a) No Waiver; Cumulative Remedies. No failure or delay on the part of Successor in exercising any right, power or remedy under this Agreement shall operate as a waiver, nor shall any single or partial exercise of such right, power or remedy preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. No waiver of any right, power or remedy under of this Agreement shall be effective unless in writing and signed by Successor . The remedies in this Agreement are cumulative and not exclusive of any remedies provided by law.

          (b) Release. In consideration for Successor's agreements contained herein including without limitation, its agreement to forbear as set forth herein, IPRC acknowledges and confirms that, as of the date hereof, it does not have any offsets, defenses, claims or counterclaims, against, and hereby unconditionally remises, releases, and forever discharges, Successor , its subsidiaries, affiliated companies, and its present and former stockholders, partners, directors, officers, servants, agents, attorneys, divisions, affiliates, employees, and representatives, and all of their heirs, personal representatives, successors and assigns, of and from any and all action, causes of action, suits, debts, dues, sums of money, agreements, judgments, claims, counterclaims, cross claims, defenses and demands whatsoever, direct or indirect, in law or in equity, known and unknown, suspected and unsuspected, foreseen or unforeseen, matured or immature, which IPRC or its officers, directors, employees agents, attorneys, affiliates, successors or assigns, ever had, now have or in the future may have, for or by reason of any cause, matter, or thing whatsoever, from the beginning of the world to the date of this Agreement, arising out of or related in any way to this Agreement, the Original Agreement, the First Forbearance Agreement, or any transactions referenced in or contemplated hereby . IPRC further states that it has carefully read this release, knows and understands its contents and its signs the same as of its own free act and deed. IPRC further states that no promise or inducement has been offered or made except as provided in this Agreement and that this release is executed without reliance upon any statement or representation not contained in this Agreement.

          (c) Survival of Representations and Warranties. All representations and warranties of IPRC contained in this Agreement shall survive the execution of this Agreement and are material and have been or will be relied upon by Successor . For purposes of the foregoing, all statements in any certificate or other writing required by this Agreement to be delivered to Successor on or after the execution of this Agreement by or on behalf of IPRC pursuant to and in accordance with this Agreement or in connection with the transactions contemplated hereby shall be deemed to representations and warranties contained in this Agreement.

          (d) Notices. All notices required or permitted under this Agreement shall be sent by registered or certified mail or by facsimile and first class mail to the following addresses, or those subsequent addresses of which either party informs the other in writing.

          (e) Governing Law. This Agreement and all documents comprising or relating to this Agreement shall be construed in accordance with and governed by the internal laws of the Commonwealth of Virginia without reference to conflict of laws principles.

          (f) Integration. This Agreement and the documents referred to, comprising or relating to this Agreement constitute the sole Agreement of the parties with respect to the subject matter hereof and thereof and supersede all oral negotiations and prior writing with respect to the subject matter hereof and thereof.

          (g) Amendment and Waiver. No amendment of this Agreement, and no waiver, discharge or termination of any one or more of the provisions hereof, shall be effective unless set forth in writing and signed by all of the parties hereto.

          (h) Successors and Assigns. This Agreement shall be binding upon, and inure to the benefit of Successor and IPRC and their respective nominees, successors and assigns.

          (i) CONFESSION OF JUDGMENT. IPRC HEREBY IRREVOCABLY AUTHORIZES AND EMPOWERS SUCCESSOR , BY ITS ATTORNEY OR BY THE CLERK OF ANY COURT OF RECORD IN ANY JURISDICTION WHERE PERMITTED BY LAW, UPON THE OCCURRENCE AND DURING THE CONTINUATION OF AN EVENT OF DEFAULT, TO APPEAR FOR IPRC AND CONFESS AND ENTER JUDGMENT AGAINST IPRC IN FAVOR OF SUCCESSOR IN ANY JURISDICTION WHERE IPRC OR ANY OF ITS PROPERTY IS LOCATED FOR THE AMOUNT OF ALL OBLIGATIONS AND OTHER SUMS DUE OR TO BECOME DUE BY IPRC TO SUCCESSOR UNDER THIS AGREEMENT, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), AND/OR IN AN ACTION OR ACTIONS FOR REPLEVIN OR OTHER APPROPRIATE ACTION TO CONFESS AND ENTER JUDGMENT AGAINST IPRC, FOR RECOVERY OF POSSESSION OF ANY OR ALL OF THE COLLATERAL FOR ITS OBLIGATIONS, AND ALL OTHER PROPERTY OF IPRC AND/OR THE PROCEEDS THEREOF, TOGETHER WITH COSTS OF SUIT AND WITH ACTUAL COLLECTION COSTS (INCLUDING ATTORNEYS' FEES), WITHOUT THE NECESSITY OF FILING ANY BOND AND WITHOUT STAY OF EXECUTION OR APPEAL, WITH OR WITHOUT DECLARATION, WITHOUT STAY OF EXECUTION AND WITH RELEASE OF ALL ERRORS AND THE RIGHT TO ISSUE EXECUTION FORTHWITH, AND FOR DOING SO THIS AGREEMENT OR A COPY HEREOF VERIFIED BY AFFIDAVIT SHALL BE SUFFICIENT WARRANT. IPRC HEREBY WAIVES ALL RELIEF FROM ANY APPRAISEMENT, STAY OR EXEMPTION LAWS OF ANY STATE NOW IN FORCE OR HEREAFTER ENACTED. THIS AUTHORITY AND POWER SHALL NOT BE EXHAUSTED BY ANY EXERCISE THEREOF, AND JUDGMENT MAY BE CONFESSED AS AFORESAID FROM TIME TO TIME AS OFTEN AS THERE IS OCCASION THEREFOR UNTIL ALL SUMS DUE AND OWING HEREUNDER ARE FULLY PAID, PERFORMED, DISCHARGED AND SATISFIED.

          (j) Severability of Provision. Any provision of this Agreement that is held to be inoperative, unenforceable, void or invalid in any jurisdiction shall, as to that jurisdiction be ineffective, unenforceable, void or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability or validity of that provision in any other jurisdiction and to this end the provisions of this Agreement are declared to be severable.

          (k) Counterparts. This Agreement may be executed in any number of counterparts, and each of which shall be deemed an original, but all of which together shall constitute one and the same Agreement.

          (l) Payments. All amounts specified in Section 2 are in U.S. Dollars and all payments provided for in this agreement shall be paid in United States Dollars and be remitted preferably by electronic funds transfer, or by check or draft to the addresses set forth in this Section. Successor may change the addresses for electronic or check or draft payments by providing IPRC with written notice.

        IN WITNESS WHEREOF, the parties to this Agreement have caused this Agreement to be executed individually or by their duly authorized officers or representatives on the date first written above.



SUCCESSOR


By:  /s/
     ---
     Name:
     Title:




IMPERIAL PETROLEUM RECOVERY CORPORATION



By:  /s/ Alan B. Springer
     --------------------
     Name:  Alan B. Springer
     Title:  Chairman/CEO